Exhibit 10.1

AMENDMENT NO.6 TO EQUITY DISTRIBUTION AGREEMENT

This AMENDMENT NO. 6 TO EQUITY DISTRIBUTION AGREEMENT (this “Amendment”) is entered into as of June 14, 2024, by and between XTI Aerospace, Inc. (formerly known as Inpixon), a Nevada corporation (the “Company”), and Maxim Group LLC (the “Agent”). All capitalized terms used herein shall have the meanings set forth in the Equity Distribution Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Agent are parties to that certain Equity Distribution Agreement, dated July 22, 2022 (as amended on June 13, 2023, December 29, 2023, May 28, 2024 May 31, 2024 and June 10, 2024, the “Equity Distribution Agreement”); and

WHEREAS, the parties hereto desire to amend the Equity Distribution Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Preamble, Section 2(a) and Section 7 of the Equity Distribution Agreement. The Preamble, Section 2(a) and Section 7 of the Equity Distribution Agreement are hereby amended by replacing the reference to an offering size of up to $48,835,036 of shares with a reference to $83,835,036 of shares.

2. Amendment to Sections 1(a)(xiii) and 1(a)(xvii) of the Equity Distribution Agreement. Sections 1(a)(xiii) and 1(a)(xvii) of the Equity Distribution Agreement are hereby amended by adding “Except as disclosed in the Registration Statement and the Prospectus,” at the beginning of each section.

3. No Other Amendments. Unless expressly amended by this Amendment, the terms and provisions of the Equity Distribution Agreement shall remain in full force and effect.

4. Conflicting Terms. Wherever the terms and conditions of this Amendment and the terms and conditions of the Equity Distribution Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Equity Distribution Agreement.

5. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience and reference only and are not to be considered in construing this Amendment.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principals of conflict of laws.

7. Counterparts. This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

XTI AEROSPACE, Inc.

By:	/s/ Scott Pomeroy
Name:	Scott Pomeroy
Title:	Chief Executive Officer

MAXIM GROUP LLC

By:	/s/ Larry Glassberg
Name:	Larry Glassberg
Title:	Co-Head of Investment Banking